EXHIBIT 99.1
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                    CHANGE IN CONTROL PROTECTION AGREEMENT

         This   Change  in   Control   Protection   Agreement,   dated  as  of
______________ (this "AGREEMENT"), between The Penn Traffic Company (the "COMPANY") and ______________ (the "KEY EMPLOYEE").

                                R E C I T A L S

         The Company has employed the Key Employee in an officer position and has determined that the Key Employee holds a critical position with the Company.

         The Company believes that, in the event it is confronted with a situation that could result in a change in ownership or control of the Company, continuity of management will be essential to its ability to evaluate and respond to such situation in the best interests of its shareholders, and the Company desires to assure itself of the Key Employee's services during the period in which it is confronting such a situation, and to provide certain financial assurances to the Key Employee.

         The Key Employee has had access to important confidential information and important employee and customer relationships, all of which the Key Employee agrees are valuable assets of the Company that the Company and the Key Employee desire to reasonably protect.

         To achieve these objectives, the Company and the Key Employee desire to enter into an agreement providing the Company and the Key Employee with certain rights and obligations upon the occurrence of a Change in Control (as defined in Section 2 hereof);

         The Company and the Key Employee hereby agree as follows:

         1.       OPERATION OF AGREEMENT.

                  (a) TERM. This Agreement shall become effective as of the date first set forth above (the "COMMENCEMENT Date") and shall remain in effect until the third anniversary of the Commencement Date (the "EXPIRATION DATE").

                  (b)      EFFECTIVE DATE.  Notwithstanding  the provisions of
Section 1(a) hereof, this Agreement shall govern the terms and conditions of the Key Employee's employment and the benefits and compensation to be provided to the Key Employee only if a Change in Control is consummated prior to the Expiration Date. For purposes of this Agreement, the "EFFECTIVE DATE" shall mean the date, prior to the Expiration Date, on which a Change in Control is consummated; PROVIDED that if the Key Employee is not employed by the Company on the Effective Date or at any time during the ninety (90) days immediately prior to the Effective Date, then the Key Employee shall not have any rights under this Agreement. For the avoidance of doubt, the parties acknowledge that the Key Employee shall not have any rights under, and the terms, conditions and benefits of such Key Employee's employment shall not be governed by,

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this Agreement prior to the Effective Date, or if a Change in Control does not occur prior to the Expiration Date.

         2.       DEFINITION OF CHANGE IN CONTROL.

         "CHANGE IN CONTROL" shall be deemed to occur upon:

         (i) the acquisition by any individual, entity or group (a "PERSON") (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company ("COMMON STOCK"), taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "OUTSTANDING COMPANY COMMON STOCK") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); PROVIDED, HOWEVER, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any entity that directly or indirectly is controlled by controls or is under common control with the Company (an "AFFILIATE"), (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or (III) any acquisition by the Key Employee or any group of persons including the Key Employee (or any entity controlled by the Key Employee or any group of persons including the Key Employee);

         (ii) individuals who, on the date hereof, constitute the Board of Directors of the Company (the "INCUMBENT DIRECTORS") cease for any reason to constitute at least a majority of the Board of Directors (the "Board"), provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of a registration statement of the Company describing such person's inclusion on the Board, or a proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

         (iii)    the dissolution or liquidation of the Company;

         (iv)     the  sale,   transfer  or  other   disposition   of  all  or
     substantially all of the business or assets of the Company; or

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         (v)      the  consummation  of  a  reorganization,  recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "BUSINESS COMBINATION"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the "SURVIVING Company"), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the
     Surviving  Company  (the  "PARENT   COMPANY"),   is  represented  by  the
     Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by
     shares  into  which  the  Outstanding   Company  Voting  Securities  were
     converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, and (B) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

         3. PROTECTED PERIOD. If the Key Employee is an employee of the Company on the Effective Date, the Company agrees to continue the Key Employee in its employ, and the Key Employee agrees to remain in the employ of the Company, on the terms and subject to conditions of this Agreement, for a period commencing on the Effective Date and ending on the earlier of (i) the termination of the Key Employee's employment with the Company in accordance with the terms hereof and (ii) two years immediately following the Effective Date (the "PROTECTED PERIOD"). For purposes of clarity and not by way of limitation, in the event of a Change in Control after the Commencement Date but prior to the Expiration Date set forth in Section l(a), the Expiration Date shall be adjusted to coincide with the last day of the Protected Period.

         4.       POSITION AND DUTIES.

                  (a) NO REDUCTION IN POSITION. During the Protected Period, the Key Employee's position (including titles), authority and responsibilities shall be at least commensurate with those held, exercised and assigned immediately prior to the Effective Date. It is understood that, for purposes of this Agreement, such position, authority and responsibilities shall not be regarded as not commensurate merely by virtue of the fact that
(i) an entity or group of related entities shall have acquired all or substantially all of the business, capital stock and/or assets of (an "ACQUIRER") or (ii) the Company or the Acquirer imposes upon the Key Employee additional or changed reporting obligations or other similar and customary responsibilities within the group structure of the Acquirer.

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                  (b)      BUSINESS TIME. During the Protected Period, the Key
Employee agrees to devote his full attention during normal business hours to the business and affairs of the Company and to use his best efforts to perform faithfully and efficiently the responsibilities assigned to him hereunder, to the extent necessary to discharge such responsibilities, except for (i) time spent in managing his personal, financial and legal affairs and serving on corporate, civic or charitable boards or committees, in each case only if and to the extent not interfering in any material respect with the performance of such responsibilities and to the extent permitted by the policies of the Company and the Acquirer, and (ii) periods of vacation and sick leave to which he is entitled.

         5.       COMPENSATION.

                  (a) BASE SALARY. During the Protected Period, the Key Employee shall receive a base salary at a monthly rate at least equal to the monthly salary paid to the Key Employee by the Company immediately prior to the Effective Date. The base salary shall be reviewed at least once each year after the Effective Date, and may be increased (but not decreased) at any time and from time to time by action of the Board or any committee thereof or any individual having authority to take such action in accordance with the Company's regular practices. The Key Employee's base salary, as it may be increased from time to time, shall hereafter be referred to as the "Base Salary." Neither the Base Salary nor any increase in the Base Salary after the Effective Date shall serve to limit or reduce any other obligation of the Company hereunder.

                  (b) ANNUAL BONUS. During the Protected Period, in addition to the Base Salary, the Key Employee shall be eligible to receive discretionary annual bonuses or incentive compensation as may be authorized from time to time by action of the Board of Directors or the Acquirer or any committee thereof or any individual having authority to take such action in accordance with the Company's or the Acquirer's regular practices in their sole discretion (the "ANNUAL BONUS OPPORTUNITY"). The Annual Bonus shall be an amount that provides the Key Employee with the same bonus opportunity as other employees of the Company or the Acquirer of comparable rank ("SIMILARLY SITUATED KEY EMPLOYEES"). If any fiscal year commences but does not end during the Protected Period, the Key Employee shall receive a pro-rated amount in respect of the Annual Bonus Opportunity for the portion of the fiscal year occurring during the Protected Period. Any amount payable in respect of the Annual Bonus Opportunity shall be paid as soon as practicable following the year for which the amount (or any prorated portion) is earned or awarded, unless electively deferred by the Key Employee pursuant to any deferral programs or arrangements that the Company or the Acquirer may make available to the Key Employee.

                  (c) LONG-TERM INCENTIVE COMPENSATION PROGRAMS. During the Protected Period, the Key Employee shall be eligible to participate in all long-term incentive compensation programs that are made available from time to time to Similarly Situated Key Employees, subject to and on a basis consistent with the terms, conditions, and overall administration of such programs.

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                  (d)      BENEFIT PLANS. During the Protected Period, the Key
Employee (and, to the extent applicable,  his dependents) shall be entitled to
participate  in  or  be  covered  under  all  pension,  retirement,   deferred
compensation, savings, medical, dental, health, disability, group life, accidental death and travel accident insurance plans and programs of the Company and any Affiliate that are made available from time to time to other Similarly Situated Key Employees, subject to and on a basis consistent with
the  terms,   conditions,   and  overall  administration  of  such  plans  and
arrangements.

                  (e) EXPENSES. During the Protected Period, the Key Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Key Employee (the "EXPENSES") in accordance with the policies and procedures of the Company as in effect from time to time with respect to expenses incurred by other Similarly Situated Key Employees.

                  (f) VACATION AND FRINGE BENEFITS. During the Protected Period, the Key Employee shall be entitled to paid vacation and fringe benefits that are made available from time to time to other Similarly Situated Key Employees.

                  (g) INDEMNIFICATION. During and after the Protected Period, the Company shall indemnify the Key Employee and hold the Key Employee harmless from and against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, on the same terms and conditions applicable from time to time with respect to the indemnification of other Similarly Situated Key Employees.

                  (h) OFFICE AND SUPPORT STAFF. The Key Employee shall be entitled to an office with furnishings and other appointments, and to secretarial and other assistance, that are made available to other Similarly Situated Key Employees.

         6.       TERMINATION.

                  (a) DEATH, DISABILITY OR RETIREMENT. The Key Employee's employment with the Company shall terminate automatically upon the Key Employee's death, termination due to "Disability" (as defined below) or voluntary retirement under any of the Company's retirement plans as in effect from time to time. For purposes of this Agreement, "DISABILITY" shall have the meaning set forth in the long-term disability plan then made available to the Key Employee by the Company or the Acquirer.

                  (b) VOLUNTARY TERMINATION; TERMINATION WITHOUT CAUSE. Notwithstanding anything in this Agreement to the contrary, the Key Employee may voluntarily terminate employment with the Company, and the Company may terminate the employment of the Key Employee, at any time for any reason (including early retirement under the terms of any of the Company's retirement plans as in effect from time to time), upon not less than 30 days' written notice, PROVIDED any termination by the Key Employee pursuant to Section 6(d) hereof on account of Good Reason (as defined therein) shall not be treated as a voluntary termination under this Section 6(b).

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                  (c)      CAUSE. The Company may terminate the Key Employee's
employment for Cause. For purposes of this Agreement, "CAUSE" means (i) the commission by the Key Employee of an act of fraud, dishonesty, embezzlement (including the unauthorized disclosure or use of confidential or proprietary information of the Company, the Acquirer or their respective Affiliates or clients) or other act or omission intended or with consequences that bring, or could reasonably be expected to bring, the Company, the Acquirer or any of their respective Affiliates into disrepute or otherwise materially harm, or could reasonably be expected to materially harm, their respective commercial or governmental relationships or licenses, (ii) the Key Employee pleads guilty or no contest to or is convicted of any criminal offense for which a penalty of imprisonment may be imposed (other than an offense under road traffic legislation), (iii) material misconduct as an employee of the Company or any of its subsidiaries or other conduct tending to bring the Company, the Acquirer or any of their respective Affiliates or shareholders into disrepute or failure to comply with any written guidelines adopted or promulgated by the Company or the Acquirer, (iv) abandonment or material neglect by the Key Employee of any of the duties for which he has been employed by the Company,
(v) persistent failure of the Key Employee to comply with or carry out the instructions of the Company's or the Acquirer's Board of Directors or management if the ability to comply with or carry out such instructions is reasonably within the control of the Employee, or (vi) material breach by the Key Employee of his duties under this Agreement, or material failure to carry out any such duties; provided that any such breach or failure shall not have been remedied by the Key Employee within thirty days of receipt by the Key Employee of written notice from the Company of the occurrence of such breach or failure.

                  (d) GOOD REASON. The Key Employee may terminate his employment at any time for Good Reason, effective thirty days after receipt by the Company of Notice of Termination (as defined below); provided that the Good Reason shall not have been remedied by the Company prior to the expiration of such 30-day period. For purposes of this Agreement, "GOOD REASON" means the occurrence of any of the following, without the express written consent of the Key Employee, after the Effective Date or at any time during the ninety (90) day period immediately preceding the Effective Date:
(1) a material reduction in the Key Employee's title, authority or responsibilities, provided that such a reduction shall not be deemed to have occurred because the Company or an Acquirer imposes upon the Key Employee additional or changed reporting obligations or additional responsibilities,
(2) a reduction in the salary paid to the Key Employee by the Company, or (3) a more than 50 mile change in the location of the Key Employee's office (excluding travel required for the performance of the Key Employee's responsibilities) (in each case compared to the state of affairs in effect immediately prior to the commencement of the Protected Period or such 90-day period, as the case may be). In no event shall the mere occurrence of a Change in Control, absent any further impact on the Key Employee, be deemed to constitute Good Reason.

                  (e) NOTICE OF TERMINATION. Any termination by the Company for Cause or by the Key Employee for Good Reason shall be communicated by Notice of

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Termination  to the other party hereto given in  accordance  with Section 9(e)
hereof. For purposes of this Agreement, a "NOTICE OF TERMINATION" means a written notice given, (i) in the case of a termination for Cause, by the Company at any time after discovery of the events giving rise to such termination, or (ii) in the case of a termination for Good Reason, within 30 days of the Key Employee's having actual knowledge of the events giving rise to such termination. Any such Notice of Termination shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) set forth a general description of the facts and circumstances claimed to provide a basis for termination of the Key Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specify the termination date of this Agreement (which date shall be not more than 30 days after the giving of such notice). The failure by the Company or the Key Employee to set forth in a Notice of Termination any fact or circumstance which contributes to a showing of Cause or Good Reason shall not waive any right of the Company or the Key Employee hereunder or preclude the Company or the Key Employee from asserting such fact or circumstances in enforcing its or his rights hereunder.

                  (f) DATE OF TERMINATION. For the purpose of this Agreement, the term "DATE OF TERMINATION" means (i) in the case of a termination for Cause, the date of receipt of such Notice of Termination or, if later, the date specified therein, as the case may be, (ii) in the case of termination for Good Reason, thirty days after the date of receipt by the Company of the Notice of Termination, subject to the proviso to the first sentence of Section 6(d) and (iii) in all other cases, the actual date on which the Key Employee's employment terminates during the Protected Period.

                  (g)      OTHER.

                           (i)      Upon the termination of the Key Employee's
employment with the Company for any reason, the Key Employee (or, if applicable, his estate) shall immediately deliver to the Company all documents, correspondence, memoranda, notes, records, reports, plans, designs, studies and any other papers or items made or received by the Key Employee in connection with his employment with the Company and including all copies of the foregoing), and all computer equipment, disks and software, keys, credit cards, books and other property of or relating to the Company or any of its Affiliates (including without limitation all documents prepared by the Key Employee or which may have come into the Key Employee's possession in the course of his employment hereunder, and including copies thereof) then in the Key Employee's (or, if applicable, his estate's) possession.

                           (ii)     After   the   termination   of   the   Key
Employee's employment with the Company for any reason, the Key Employee shall not at any time thereafter represent himself as being in any way connected with or interested in the business of or employed by the Company or its Affiliates, or use for trade or other purposes the name of the Company or its Affiliates, or any name capable of confusion therewith.

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                           (iii)    Upon the termination of the Key Employee's
employment with the Company for any reason, the Key Employee shall immediately be deemed to have resigned from all offices the Key Employee holds in the Company or any of its Affiliates, and any directorships held at the request of or on the behalf of the Company or its Affiliates.

         7.       OBLIGATIONS OF THE COMPANY UPON TERMINATION.

                  (a) DEATH OR DISABILITY. If, during the Protected Period or at any time during the ninety (90) day period immediately preceding the Effective Date, the Key Employee's employment is terminated by reason of the Key Employee's death or Disability, this Agreement shall terminate without further obligations to the Key Employee or the Key Employee's legal representatives under this Agreement, except that the Company shall be obligated to pay to the Key Employee (or his beneficiary or estate), at the times determined below (i) the Key Employee's full Base Salary through the Date of Termination (the "EARNED SALARY"), (ii) any vested amounts or benefits owing to the Key Employee under or in accordance with the terms and conditions of the Company's otherwise applicable employee benefit plans and programs, including any compensation previously deferred by the Key Employee (together with any accrued earnings thereon) and not yet paid by the Company, any accrued vacation pay not yet paid by the Company, and any unreimbursed Expenses (the "ACCRUED OBLIGATIONS"), and (iii) any other benefits payable due to the Key Employee's death or Disability under the Company's applicable plans, policies or programs (the "ADDITIONAL BENEFITS").

         Any Earned Salary shall be paid in cash in a single lump sum as soon as practicable, but in no event more than 30 days (or at such earlier date required by law), following the Date of Termination. Any Accrued Obligations and Additional Benefits shall be paid in accordance with the terms of the applicable plan, program or arrangement.

                  (b) CAUSE AND VOLUNTARY TERMINATION. If, during the Protected Period or at any time during the ninety (90) day period immediately preceding the Effective Date, the Key Employee's employment shall be terminated by the Company for Cause or voluntarily terminated by the Key Employee (other than on account of Good Reason), the Company shall pay the Key Employee (i) the Earned Salary in cash in a single lump sum as soon as practicable, but in no event more than 30 days, following the Date of Termination, and (ii) any Accrued Obligations in accordance with the terms of the applicable plan, program or arrangement.

                  (c) TERMINATION BY THE COMPANY WITHOUT CAUSE AND TERMINATION BY THE KEY EMPLOYEE FOR GOOD REASON. If, during the Protected Period or at any time during the ninety (90) day period immediately preceding the Effective Date, (x) the Company terminates the Key Employee's employment without Cause or (y) the Key Employee terminates his employment for Good Reason, then:

                           (i)      LUMP SUM  PAYMENTS.  The Company shall pay
to the Key Employee, at the times determined below, the following amounts:

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                  (A)      the Key Employee's Earned Salary;

                  (B) a cash amount (the "SEVERANCE AMOUNT") equal to the sum of

                           (1) two times the higher of (x) the Key Employee's annual rate of Base Salary as then in effect or (y) the average annualized Base Salary of the Key Employee for each of the 24 months of employment ended immediately prior to the Effective Date (or, if less, the number of months during which the Key Employee was an employee of the Company); and

                           (2) two times the average of the annual cash bonuses payable to the Key Employee under the Company's annual incentive plan for each of the three fiscal years of the Company (or, if less, the number of prior fiscal years during which the Key Employee was an employee of the Company) ended immediately prior to the Effective Date for which an annual bonus amount had been determined prior to the Effective Date. If the Key Employee was employed by the Company for only a portion of any fiscal year included in the period for which the average referred to in the immediately preceding sentence is determined and the bonus payable for such fiscal year took into account such partial period of employment, such bonus for such fiscal year shall be annualized for purposes of calculating such average; and

                  (C)      any Accrued Obligations.

         The Earned Salary and Severance Amount shall be paid in cash in a single lump sum as soon as practicable, but in no event more than 30 days (or at such earlier date required by law), following the Date of Termination. Any Accrued Obligations shall be paid in accordance with the terms of the applicable plan, program or arrangement.

                           (ii)     CONTINUATION OF BENEFITS. The Key Employee
(and, to the extent applicable, his dependents) shall be entitled, after the Date of Termination (or, in the event of termination during the 90 days immediately preceding to the Effective Date, the Effective Date) until the first anniversary of the Date of Termination (or, in the event of termination during the 90 days immediately preceding to the Effective Date, the Effective
Date) (the "END DATE"), to continue participation in all of the Company's plans providing medical, dental and longterm disability benefits for which the Key Employee was eligible as of the Date of Termination (collectively, the "CONTINUING BENEFIT PLANS"); PROVIDED, HOWEVER, that the participation by the Key Employee and, to the extent applicable, his dependents) in any Continuing Benefit Plan shall cease on the date, if any, prior to the End Date on which the Key Employee becomes eligible for comparable benefits under a similar plan, policy or program of a subsequent employer (the "PRIOR DATE"). The Key Employee's participation in the Continuing Benefit Plans will be on the same terms and conditions that are made available to employees of the Company who have a rank similar to the Key Executive's rank prior to termination. To the extent any such benefits cannot be provided under the terms of the applicable plan, policy or program, the Company shall provide a cash payment to the Key Employee in an amount equal to the employer contribution that would have been made in accordance with the terms of such plan, policy or program.

                  (d) DISCHARGE OF THE COMPANY'S OBLIGATIONS. The Key Employee's sole remedy for the Company's breach of this Agreement during the Protected Period, to the extent constituting Good Reason, shall be to terminate this Agreement and to receive payments under this Section 7. Except as expressly provided in this Section 7(d), the amounts payable to the Key Employee pursuant to this Section 7 (whether or not reduced pursuant to
Section 7(e) hereof) shall be in full and complete satisfaction of the Key Employee's rights under this Agreement following termination of his employment and any claims he may have in respect of employment by the Company or any of its Affiliates (or termination thereof), for breach by the Company of this Agreement or for severance payments. Such amounts shall constitute liquidated damages with respect to any and all such rights and claims and, subject to the Key Employee's receipt of such amounts, the Company and its directors, officers, shareholders, affiliates and agents shall be released and discharged from any and all liability to the Key Employee in connection with this Agreement, the breach thereof or otherwise in connection with the Key Employee's employment with the Company and its Affiliates or the termination thereof. Notwithstanding the foregoing, the obligations of the Company under this Agreement are meant to supplement and not replace any rights of the Key Employee under any equity incentive or stock option plan, as such rights may be determined in accordance with the terms of such plans, if any. As a condition to any payment under this Section 7, (1) the Key Employee shall be required to sign and deliver to the Company a waiver and release (to be provided by the Company following the termination of the employment of the Key Employee) waiving and releasing any claims he or she may have against the Company and its parents, subsidiaries, affiliates, predecessors, assigns and representatives, and their respective present and former benefit and severance plans, plan administrators, insurers, agents, shareholders, officers, directors, attorneys and employees, except as expressly provided in this
Section 7(d) and payments and benefits due under this Section 7, and (2) seven days shall have elapsed following delivery of such release to the Company without such release being revoked by the Key Employee by written notice to the Company to the addresses set forth for notices in Section 9(e). The waiver and release will include, but not be limited to, any claims arising under any federal, state or local law or ordinance, tort, employment contract (express or implied), public policy, whisteblower law, wrongful discharge or any other obligation including any claims arising under the Civil Rights Act of 1866, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967 ("ADEA"), as amended by the Older Workers Benefit

Protection Act, the Americans With Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, the Worker Adjustment Retraining and Notification Act, or State law, and all claims for wages, severance, bonuses, monetary or equitable relief or other damages of any kind, vacation pay, other employee fringe benefits or attorneys' fees.

                  (e)      POTENTIAL EXCISE TAX AND SHAREHOLDER APPROVAL.

                           (i)      APPLICATION OF SECTION 7(E) HEREOF. In the
event that any amount or benefit paid or distributed to the Key Employee pursuant to this Agreement, taken together with any amounts or benefits otherwise paid or distributed to Key Employee by the Company or any Affiliate (collectively, the "COVERED PAYMENTS"), would be an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and would thereby subject the Key Employee to the tax (the "EXCISE TAX") imposed under Section 4999 of the Code (or any similar tax that may hereafter be imposed), the provisions of this Section 7(e) shall apply to determine the amounts payable to the Key Employee pursuant to this Agreement.

                           (ii)     SHAREHOLDER  APPROVAL. If Covered Payments
that would otherwise be reduced or eliminated, as the case may be, pursuant to this Section 7(e) would not be so reduced or eliminated, as the case may be, if the shareholder approval requirements of section 280G(b)(5) of the Code are capable of being satisfied, the Company shall use its reasonable best efforts to cause such payments to be submitted for such approval prior to any Change in Control.

                           (iii)    CALCULATION  OF BENEFITS.  Promptly  after
delivery of any Notice of Termination, the Company shall notify the Key Employee of the aggregate present value of all termination benefits to which he would be entitled under this Agreement and any other plan, program or arrangement as of the projected Date of Termination, together with the projected maximum payments, determined by the Board of Directors in good faith as of such projected Date of Termination that could be paid without the Key Employee being subject to the Excise Tax.

                           (iv)     IMPOSITION   OF   PAYMENT   CAP.   If  the
aggregate value of all compensation payments or benefits to be paid or provided to the Key Employee under this Agreement and any other plan, agreement or arrangement with the Company exceeds the amount which can be paid to the Key Employee without the Key Employee incurring an Excise Tax, then the amounts payable to the Key Employee under this Section 7 shall be reduced (but not below zero) to the maximum amount which may be paid hereunder without the Key Employee becoming subject to such an Excise Tax (such reduced payments to be referred to as the "PAYMENT CAP"). In the event that the Key Employee receives reduced payments and benefits hereunder, the Key Employee shall have the right to designate which of the payments and benefits otherwise provided for in this Agreement that he will receive in connection with the application of the Payment Cap.

                  (f) Notwithstanding anything else in this Section 7 to the contrary, nothing in this Section 7 shall be construed to release the Company from (or to otherwise waive or modify) the Company's obligation to indemnify the Key Employee pursuant to Section 5(g) hereof.

         8.       SUCCESSORS.

                  (a) This Agreement is personal to the Key Employee and, without the prior written consent of the Company, shall not be assignable by the Key Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Key Employee's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and their successors. The Company shall require any successor to all or substantially all of the business and/or assets of the Company, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Company would be required to perform if no such succession had taken place.

         9.       MISCELLANEOUS.

                  (a) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied without reference to principles of conflict of laws.

                  (b) ARBITRATION. Any dispute, alleged breach, interpretation, or disagreement whatsoever arising out of this Agreement that the parties are unable to resolve shall be resolved by final and binding arbitration before a panel of three arbitrators pursuant to the Commercial Arbitration Rules of the American Arbitration Association in the County of Onondaga, State of New York. The party demanding arbitration shall have thirty days in which to select an arbitrator. Thereafter, the other party shall have thirty days in which to select an arbitrator, failing which the American Arbitration Association shall select such arbitrator. Such arbitrators shall, thereafter, within thirty days, jointly select a third arbitrator, failing which the American Arbitration Association shall select such arbitrator. Such arbitration shall be the exclusive means for settling any disputes hereunder. The majority decision of the panel of arbitrators may, but need not, be entered as judgment in accordance with the provisions of applicable law. The parties shall share equally the costs and expenses in connection with any arbitration or other proceeding hereunder, provided that a panel of arbitrators acting in accordance with the provisions of this Section 9 shall have the power to award attorneys' fees in connection with the issuance of any final decision by such panel. If this arbitration provision is for any reason held to be invalid or otherwise inapplicable to any dispute, the parties hereto agree that any action or proceeding brought with respect to any dispute arising under this Agreement, or to interpret or clarify any rights or obligations arising hereunder, shall be maintained solely and exclusively in courts located in the County of Onondaga, State of New York.

                  (c) AMENDMENTS. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (d)      ENTIRE  AGREEMENT.  This Agreement  constitutes the
entire agreement between the parties hereto with respect to the matters referred to herein and, except as expressly provided herein, supersedes any and all prior agreements or understandings. No other agreement relating to the terms of the Key Employee's employment by the Company, oral or otherwise, shall be binding between the parties unless it is in writing and signed by the party against whom enforcement is sought. There are no promises, representations, inducements or statements between the parties respecting the subject matter hereof other than those that are expressly contained herein. The Key Employee acknowledges that he is entering into this Agreement of his own free will and accord, and with no duress, that he has read this Agreement and has had at least 21 days to review this Agreement with his or her attorney and that he understands it and its legal consequences.

                  (e) NOTICES. All notices and other communications hereunder shall be in writing and shall be given by hand-delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Key Employee:      at the home  address of the Key Employee
                                      noted on the records of the Company

         If to the Company            The Penn Traffic Company
                                      PO Box 4737
                                      Syracuse NY 13221-4737
                                      Attn:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (f) TAX WITHHOLDING. The Company shall withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (g) SEVERABILITY: REFORMATION. In the event that one or more of the provisions of this Agreement shall become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                  (h) WAIVER. Waiver by any party hereto of any breach or default by the other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party hereto to assert its or his rights hereunder on any occasion or series of occasions.

                  (i) CAPTIONS; PRONOUNS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. Any masculine personal pronoun shall be considered to mean the corresponding feminine personal pronoun, as the context requires.

                  (j) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Key Employee has executed this Agreement and the Company has caused this Agreement to be executed in its name on its behalf, and its corporate seal to be hereunto affixed and attested by its Secretary, all as of the date first above written.




                                             ----------------------------------
                                             Print name: Robert S. Chapman
                                             Title: President


ATTESTED:


--------------------------------------------
Print name: Francis D. Price, Jr., Secretary






                                             KEY EMPLOYEE:


                                             ----------------------------------
                                             Print name:
                                                        -----------------------


WITNESSED:


--------------------------------------
Print name:
           ---------------------------